                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 6, 1997
              Date of earliest event reported: September 19, 1997





                         CHADMOORE WIRELESS GROUP, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Colorado                     0-20999               84-1058165
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)



4720 Polaris Street, Las Vegas, Nevada                       89103
-------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:      (702) 891-5255
                                                   ---------------------------




-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  None.

         (b)      Exhibits

Exhibit Number and Brief Description

10.12 Restructuring Agreement Regarding 8% Convertible Debentures dated September 19, 1997, by and between Chadmoore Wireless Group, Inc., Cygni S.A., and Willora Company Limited (1)


-----------------------

(1)      Filed herewith.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Pursuant to a Securities Agreement dated February 19, 1997 (the "Securities Agreement"), the Registrant issued Willora Company Limited ("Willora"), as Holder, a Convertible Debenture due February 19, 2000 in the principal amount of $1,750,000. The original Debenture was by its terms convertible into common stock of the Registrant only upon the effectiveness of a Registration Statement.

         On September 19, 1997, the Registrant agreed to replace the Debenture with a new 8% Convertible Debenture in the principal amount of $1,627,500 due August 31, 1998, and Willora assigned its rights and interest under the Securities Agreement and as Holder of the Debenture to Cygni, S.A. ("Cygni"), an affiliate of Willora (the agreement is attached as Exhibit 10.12 hereto). The Debenture requires the Registrant to make monthly principal payments of $162,750 and one interest payment of $425,000 on August 30, 1998, with all payments due in cash or, at the option of the Registrant, in shares of Common Stock at the then current market price pursuant to Regulation S, or both. The Registrant is also required to provide assets or stock of a subsidiary as collateral to secure the Debenture by October 10, 1997, having a value of at least 150% of the outstanding principal on the Debenture as of September 19, 1997. Also, on September 29, 1997, the Registrant issued 1,050,000 shares of Common Stock for partial conversion of $525,000 in principal under the original Debenture. Such issuance was made in reliance on the exemption from the registration requirements of Section 5 of the Securities Act available under Regulation S.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CHADMOORE WIRELESS GROUP, INC.


                                      By: /s/ Robert W. Moore
                                         ----------------------------------
                                              Robert W. Moore, President


Date:  October 6, 1997

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
10.12    Restructuring Agreement Regarding 8% Convertible Debentures dated
         September 19, 1997, by and between Chadmoore Wireless Group, Inc.,
         Cygni S.A., and Willora Company Limited (1)